Exhibit 99.1



                              ABS New Transaction

                            Computational Materials
                            -----------------------


                                $3,884,000,000
                                 (Approximate)

                                  CWABS, Inc.

                                   Depositor

                          ASSET-BACKED CERTIFICATES,

                                 SERIES 2004-6




                               [OBJECT OMITTED]
                               Countrywide[sm]
                                  HOME LOANS
                          Seller and Master Servicer

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2004-6
 A Countrywide Capital Markets Company
-----------------------------------------------------------------------------


The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.


Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2004-6
 A Countrywide Capital Markets Company
-----------------------------------------------------------------------------


Preliminary Term Sheet                                                                             Date Prepared: June 21, 2004

                                                  $3,884,000,000 (Approximate)
                                         CWABS Asset-Backed Certificates, Series 2004-6

-------------------------------------------------------------------------------------------------------------------------------
                      Principal         WAL (Years)        Payment Window          Expected Ratings          Last Scheduled
  Class (1)(2)       Balance (3)       Call/Mat (4)       (Mos) Call/Mat(4)        (S&P/Moody's) (5)       Distribution Date
  -----              -------           --------           --------------           -------------           -----------------
1-A-1               1,618,456,000       2.98 / 3.22       1 - 91 / 1 - 210              AAA/Aaa                 Dec 2034
1-A-2                 179,828,000       2.98 / 3.22       1 - 91 / 1 - 210              AAA/Aaa                 Dec 2034
2-A-1                 584,427,000       1.13 / 1.13        1 - 24 / 1 - 24              AAA/Aaa                 Oct 2021
2-A-2                 200,000,000       3.20 / 3.20       24 - 71 / 24 - 71             AAA/Aaa                 Aug 2032
2-A-3                  57,878,000       7.18 / 8.92      71 - 91 / 71 - 209             AAA/Aaa                 Nov 2034
2-A-4                 683,411,000       4.09 / 4.48      24 - 91 / 24 - 209             AAA/Aaa                 Nov 2034
M-1                   120,000,000       5.14 / 5.68      38 - 91 / 38 - 166             AA+/Aa1                 Oct 2034
M-2                   100,000,000       5.12 / 5.65      38 - 91 / 38 - 159             AA+/Aa2                 Oct 2034
M-3                    70,000,000       5.12 / 5.62      38 - 91 / 38 - 151             AA+/Aa3                 Sep 2034
M-4                    50,000,000       5.12 / 5.60      37 - 91 / 37 - 144             AA+/A1                  Aug 2034
M-5                    60,000,000       5.11 / 5.55      37 - 91 / 37 - 139              AA/A2                  Aug 2034
M-6                    40,000,000       5.11 / 5.51      37 - 91 / 37 - 131              AA/A3                  Jul 2034
M-7                    40,000,000       5.11 / 5.46      37 - 91 / 37 - 125            AA-/Baa1                 Jun 2034
M-8                    40,000,000       5.11 / 5.39      37 - 91 / 37 - 117             A/Baa2                  May 2034
B                      40,000,000       5.11 / 5.28      37 - 91 / 37 - 108             A-/Baa3                 Mar 2034
-------------------------------------------------------------------------------------------------------------------------------
    Total:         $3,884,000,000
-------------------------------------------------------------------------------------------------------------------------------

[TABLE CONTINUED]


----------------- ------------------------------
                           Certificate
  Class (1)(2)                Type
  -----                       ----
1-A-1              Floating Rate Super Senior
1-A-2             Floating Rate Support Senior
2-A-1                 Floating Rate Senior
2-A-2                 Floating Rate Senior
2-A-3                 Floating Rate Senior
2-A-4                 Floating Rate Senior
M-1                  Floating Rate Mezzanine
M-2                  Floating Rate Mezzanine
M-3                  Floating Rate Mezzanine
M-4                  Floating Rate Mezzanine
M-5                  Floating Rate Mezzanine
M-6                  Floating Rate Mezzanine
M-7                  Floating Rate Mezzanine
M-8                  Floating Rate Mezzanine
B                    Floating Rate Mezzanine
----------------- ------------------------------
    Total:
----------------- ------------------------------


     (1) The Class 1-A-1 and Class 1-A-2 Certificates (collectively, the "Class 1-A Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans, the Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates (collectively, the "Class 2-A Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Together, the Class 1-A Certificates and Class 2-A Certificates are referred to herein as the "Senior Certificates." Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group. The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates (collectively, the "Subordinate Certificates") are backed by the cashflows from all of the Mortgage Loans.
     (2) The margins on the Senior Certificates and the Subordinate Certificates will be equal to 2.0x and 1.5x of their related initial margins, respectively, after the Clean-up Call date.
     (3) The principal balance of each Class of Certificates is subject to a 10% variance.
     (4)  See "Pricing Prepayment Speed" below.
     (5) Rating Agency Contacts: Standard and Poor's, Monica Perelmuter, 212-438-6309; Moody's, Rachael Peng, 212-553-3831.

Trust:                         Asset-Backed Certificates, Series 2004-6.

Depositor:                     CWABS, Inc.

Seller:                        Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead
                               Manager) and Morgan Stanley & Co. Incorporated and Greenwich Capital Markets, Inc.
                               (Co-Managers).

Trustee: The Bank of New York, a New York banking corporation.

Offered Certificates:          The Senior Certificates and the Subordinate
                               Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:      The "Non-Offered Certificates" consist of the
                               Class C, Class P and Class A-R Certificates.

                               The Offered Certificates and Non-Offered
                               Certificates are together referred to herein as the "Certificates."


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2004-6
 A Countrywide Capital Markets Company
-----------------------------------------------------------------------------


Federal Tax Status:            It is anticipated that the Senior Certificates
                               and the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in
                               book-entry form through DTC, Clearstream,
                               Luxembourg and the Euroclear System.

Statistical Pool
Calculation Date:              June 1, 2004.

Cut-off Date:                  As to any Mortgage Loan, the later of June 1,
                               2004 and the origination date of such Mortgage
                               Loan.

Expected Pricing Date:         June [22], 2004.

Expected Closing Date:         June 30, 2004.

Expected Settlement Date:      June 30, 2004.

Distribution Date:             The 25th day of each month (or, if not a
                               business day, the next succeeding business
                               day), commencing in July 2004.

Accrued Interest:              The price to be paid by investors for the
                               Senior Certificates and the Subordinate
                               Certificates will not include accrued interest
                               (i.e., settling flat).

Interest Accrual Period:       The "Interest Accrual Period" for each
                               Distribution Date with respect to the Senior
                               Certificates and the Subordinate Certificates will be the period beginning with the previous
                               Distribution Date (or, in the case of the first
                               Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date
                               (calculated on an actual/360 day basis).

ERISA Eligibility:             The Senior Certificates and the Subordinate
                               Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the
                               Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:             The Senior Certificates, the Class M-1, Class
                               M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates will constitute
                               "mortgage related securities" for the purposes of SMMEA.

Optional Termination:          The "Clean-up Call" may be exercised once the
                               aggregate principal balance of the Mortgage
                               Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage
                               Loans as of the Cut-off Date.

Pricing Prepayment Speed:      The Senior Certificates and the Subordinate
                               Certificates will be priced based on the following collateral prepayment assumptions:

                               -----------------------------------------------
                               Fixed Rate Mortgage Loans
                               -----------------------------------------------
                               100% PPC assumes 20% HEP (i.e., prepayments
                               start at 2.0% CPR in month one, and increase by 2.0% CPR each month to 20% CPR in month ten, and remain at 20% CPR thereafter).
                               -----------------------------------------------

                               -----------------------------------------------
                               Adjustable Rate Mortgage Loans
                               -----------------------------------------------
                               100% PPC, which assumes 4% CPR in month 1, an additional 1/11th of 16% CPR for each month thereafter, building to 20% CPR in month 12 and remaining constant at 20% CPR until month 26, increasing to and remaining constant at 60% CPR from month 27 until month 30 and decreasing and remaining constant at 32% CPR from month 31 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                               -----------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2004-6
 A Countrywide Capital Markets Company
-----------------------------------------------------------------------------


Mortgage Loans:                The collateral tables included in these
                               Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool
                               Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing
                               Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Mortgage Pool"). The characteristics of the Mortgage Pool may vary from the characteristics of the Statistical
                               Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the Statistical Pool Mortgage Loans was approximately $3,055,416,325 of which: (i) approximately $1,156,682,529 were conforming balance adjustable rate mortgage loans and approximately $495,720,581 were conforming balance fixed rate mortgage loans made to credit blemished borrowers (the "Group 1 Mortgage Loans") and (ii) approximately $928,975,974 were adjustable rate mortgage loans and approximately $474,037,241 were fixed rate mortgage loans made to credit blemished borrowers (the "Group 2 Mortgage Loans" and, together with the Group 1 Mortgage Loans, the "Mortgage Loans").

Pass-Through Rate:             The "Pass-Through Rate" for each class of
                               Senior Certificates and Subordinate
                               Certificates will be equal to the lesser of (a) one-month LIBOR plus the related margin for such class, and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                 The "Adjusted Net Mortgage Rate" for each
                               Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:                  The "Net Rate Cap" is generally equal to the
                               following:

                               -----------------------------------------------
                               Class
                               -----------------------------------------------
                               1-A              The weighted average Adjusted
                                                Net Mortgage Rate of the Group
                                                1 Mortgage Loans, (adjusted to
                                                an effective rate reflecting
                                                the accrual of interest on an
                                                actual/360 basis).
                               -----------------------------------------------
                               2-A              The weighted average Adjusted
                                                Net Mortgage Rate of the Group
                                                2 Mortgage Loans (adjusted to
                                                an effective rate reflecting
                                                the accrual of interest on an
                                                actual/360 basis).
                               -----------------------------------------------
                               Subordinate      The weighted average of the
                               Certificates     Net Rate Caps of the Class 1-A
                                                and Class 2-A Certificates
                                                Certificates, in each case,
                                                weighted on the basis of the
                                                excess of the principal
                                                balance of the related
                                                Mortgage Loans over the
                                                aggregate principal balance of
                                                the Class 1-A and Class 2-A
                                                Certificates, as applicable
                                                (adjusted to an effective rate
                                                reflecting the accrual of
                                                interest on an actual/360
                                                basis).
                               -----------------------------------------------

Net Rate Carryover:            For any Class of Senior Certificates and
                               Subordinate Certificates and any Distribution
                               Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over
                               (ii) the amount of interest accrued based on the applicable Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related
                               Pass-Through Rate (without giving effect to the applicable Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor
                               Contract and Excess Cashflow remaining from both loan groups, as described under the heading "Certificates Priority of
                               Distributions" below.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2004-6
 A Countrywide Capital Markets Company
-----------------------------------------------------------------------------


Corridor Contracts:            The Trust will include three Corridor Contracts
                               for the benefit of the (i) Class 1-A
                               Certificates, (ii) Class 2-A Certificates and
                               (iii) Subordinate Certificates (the "Class 1-A
                               Corridor Contract," "Class 2-A Corridor
                               Contract," and "Subordinate Corridor Contract," respectively, and, collectively, the "Corridor
                               Contracts"). After the Closing Date, the notional amount of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received on (a) the Class 1-A Corridor Contract will be available to pay the holders of the Class 1-A
                               Certificates any related Net Rate Carryover,
                               (b) the Class 2-A Corridor Contract will be available to pay the holders of the Class 2-A
                               Certificates any related Net Rate Carryover, and (c) the Subordinate Corridor Contract will be available to pay the holders of the Subordinate Certificates any related Net Rate
                               Carryover Amounts received under each Corridor
                               Contract will be paid to the related Classes of Certificates, pro rata, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate
                               Carryover. Any amounts received on the Corridor
                               Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such Distribution Date will be distributed to the holder of the Class
                               C Certificate(s) and will not be available for payments of any Net Rate Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:            The Trust will include the following credit
                               enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate Certificates, as the case may be:

                                   1)       Subordination
                                   2)       Overcollateralization
                                   3)       Excess Cashflow


                               ------------------------------------------------------------------------------------------------
                                                                                                      Target Subordination at
                                       Class             S&P/Moody's     Initial Subordination (1)         Stepdown (1)
                               ------------------------------------------------------------------------------------------------
                               Senior Certificates         AAA/Aaa                16.90%                      33.80%
                               ------------------------------------------------------------------------------------------------
                               M-1                         AA+/Aa1                13.90%                      27.80%
                               ------------------------------------------------------------------------------------------------
                               M-2                         AA+/Aa2                11.40%                      22.80%
                               ------------------------------------------------------------------------------------------------
                               M-3                         AA+/Aa3                 9.65%                      19.30%
                               ------------------------------------------------------------------------------------------------
                               M-4                          AA+/A1                 8.40%                      16.80%
                               ------------------------------------------------------------------------------------------------
                               M-5                          AA/A2                  6.90%                      13.80%
                               ------------------------------------------------------------------------------------------------
                               M-6                          AA/A3                  5.90%                      11.80%
                               ------------------------------------------------------------------------------------------------
                               M-7                         AA-/Baa1                4.90%                       9.80%
                               ------------------------------------------------------------------------------------------------
                               M-8                          A/Baa2                 3.90%                       7.80%
                               ------------------------------------------------------------------------------------------------
                               B                           A-/Baa3                 2.90%                       5.80%
                               ------------------------------------------------------------------------------------------------


                               (1) Initial Overcollateralization at closing is 2.90%. Does not include any credit for Excess Interest.

Subordination:                 The Subordinate Certificates will be
                               subordinate to, and provide credit support for, the Senior Certificates. Among the Subordinate
                               Certificates, they will rank in priority from highest to lowest in the following order: Class
                               M-1, Class M-2, Class M-3, Class M-4, Class
                               M-5, Class M-6, Class M-7, Class M-8 and Class
                               B Certificates, with each subsequent class providing credit support for the prior class or classes, if any. The Class 1-A-2 Certificates will provide additional subordination to the Class 1-A-1 Certificates, to the extent described under "Allocation of Losses" below.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2004-6
 A Countrywide Capital Markets Company
-----------------------------------------------------------------------------


Overcollateralization:         On the Closing Date, the principal balance of
                               the Mortgage Loans will exceed the principal balance of the Certificates, resulting in Overcollateralization equal to the Initial
                               Overcollateralization Target (as defined below). Any realized losses on the Mortgage
                               Loans will be covered first by Excess Cashflow and then by Overcollateralization. In the event that the Overcollateralization is so reduced, Excess Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the Mortgage
                               Loans, until the Overcollateralization reaches the Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced below the Overcollateralization Target by realized losses.

Overcollateralization
Target: Prior to the Stepdown Date, the Initial Overcollateralization Target will be equal to 2.90% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Initial Overcollateralization Target"). The Initial Overcollateralization Target will be met on the Closing Date.

                               On or after the Stepdown Date, the
                               Overcollateralization Target will be equal to 5.80% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor of 0.50% (the "O/C Floor") of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date; provided, however, that if a Trigger Event (as described herein) is in effect on the related Distribution Date, the Overcollateralization Target will be equal to the Overcollateralization Target on the Distribution Date immediately preceding the Distribution Date on which such Trigger Event is in effect.

Excess Cashflow:               "Excess Cashflow" for any Distribution Date
                               will be equal to the available funds remaining after interest and principal distributions as described under Clauses 1) and 2) of "Certificates Priority of Distributions."

Trigger Event:                 A "Trigger Event" will be in effect on a
                               Distribution Date on or after the Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such Distribution Date.

Delinquency Trigger:           A "Delinquency Trigger" will be in effect on a
                               Distribution Date on or after the Stepdown Date if the product of (a) [2.30] and (b) the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds the current Required
                               Percentage. As used above, the "Required
                               Percentage" with respect to any Distribution
                               Date is the percentage equivalent of a
                               fraction, the numerator of which is equal to
                               (a) the excess of (i) the aggregate principal balance of the Mortgage Loans for the preceding
                               Distribution Date, over (ii) the aggregate certificate principal balance of the Senior
                               Certificates so long as any Senior Certificates are outstanding, and thereafter the certificate principal balance of the most senior class of Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Mortgage Loans for the preceding
                               Distribution Date.

Cumulative Loss Trigger:       A "Cumulative Loss Trigger" will be in effect
                               on a Distribution Date on or after the Stepdown
                               Date if the aggregate amount of realized losses on the Mortgage Loans exceeds the applicable percentage of the Cut-off Date Principal
                               Balance of the Mortgage Loans, as set forth below:

                                Period (month)     Percentage
                                --------------     ----------
                                37 - 48            [3.00%] with respect to
                                                   July 2007, plus an
                                                   additional 1/12th of 1.50%
                                                   for each month thereafter
                                49 - 60            [4.50%] with respect to
                                                   July 2008, plus an
                                                   additional 1/12th of 1.00%
                                                   for each month thereafter
                                61 - 72            [5.50%] with respect to
                                                   July 2009, plus an
                                                   additional 1/12th of 1.00%
                                                   for each month thereafter
                                73+                [6.50%]


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2004-6
 A Countrywide Capital Markets Company
-----------------------------------------------------------------------------

Stepdown Date:                 The earlier to occur of:
                                 (i)  the Distribution Date on which the
                                         aggregate principal balance of the
                                         Senior Certificates is reduced to
                                         zero; and
                                 (ii) the later to occur of:
                                           a.  the Distribution Date in July
                                               2007.
                                           b.  the first Distribution Date on
                                               which the aggregate principal
                                               balance of the Senior
                                               Certificates is less than or
                                               equal to 66.20% of the
                                               aggregate principal balance of
                                               the Mortgage Loans for such
                                               Distribution Date.

Allocation of Losses:          Any realized losses on the Mortgage Loans not
                               covered by Excess Interest or
                               Overcollateralization will be allocated to each class of Subordinate Certificates, in the following order: to the Class B, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4,
                               Class M-3, Class M-2 and Class M-1
                               Certificates, in that order, in each case until the respective certificate principal balance of such class has been reduced to zero. Any additional realized losses on the Group 1
                               Mortgage Loans will be allocated to the Class
                               1-A-2 Certificates until the certificate principal balance of that class is reduced to zero.

Certificates Priority
of Distributions:              Available funds from the Mortgage Loans will be
                               distributed in the following order of priority:

                               1) Interest funds sequentially, as follows: (i) current and unpaid interest, concurrently (a) from interest funds related to the Group 1 Mortgage Loans concurrently to each class of Class 1-A Certificates, pro rata, based on their respective entitlements, (b) from interest funds related to the Group 2 Mortgage Loans concurrently to each class of Class 2-A Certificates, pro rata, based on their respective entitlements, (ii) from any remaining interest funds related to all of the Mortgage Loans to each class of Senior Certificates, any remaining current and unpaid interest as described in the prospectus supplement, and (iii) from any remaining interest funds related to all of the Mortgage Loans, current interest sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates;
                               2) Principal funds, as follows: (i) principal funds related to all Mortgage Loans, concurrently, (a) to the Class 1-A Certificates (as described below under "Principal Paydown" and "Class 1-A Principal Distributions" below) and (b) the Class 2-A Certificates (as described below under "Principal Paydown" and "Class 2-A Principal Distributions" below), then (ii) from any remaining principal funds related to all of the Mortgage Loans sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates, each as described more fully under "Principal Paydown" below;
                               3) Any Excess Cashflow to the Senior
                               Certificates and/or the Subordinate
                               Certificates (as applicable) to restore
                               Overcollateralization as described under
                               "Overcollateralization Target" and "Principal Paydown," respectively;
                               4) Any remaining Excess Cashflow to pay first, any unpaid realized loss amounts on the Class 1-A-2 Certificates, and second, (a) any unpaid interest, then (b) to pay any unpaid realized loss amounts sequentially for each class, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B Certificates;
                               5) Any remaining Excess Cashflow to pay Net
                               Rate Carryover for each class of Senior
                               Certificates and Subordinate Certificates still remaining unpaid after application of amounts received under the applicable Corridor Contract (as described above), payable on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover; and
                               6) To the Class C Certificates, any remaining amount.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2004-6
 A Countrywide Capital Markets Company
-----------------------------------------------------------------------------

Principal Paydown:             Prior to the Stepdown Date or if a Trigger
                               Event is in effect on any Distribution Date, 100% of the available principal funds from each Loan Group will be paid to the related Senior
                               Certificates, provided, however, that if the Senior Certificates have been retired, such amounts will be applied sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4,
                               Class M-5, Class M-6, Class M-7, Class M-8 and
                               Class B Certificates. If, prior to the Stepdown
                               Date or in a period when a Trigger Event is in effect, one or more Classes of Senior
                               Certificates are retired prior to the other
                               Senior Certificates, 100% the principal
                               collections on the related Mortgage Loans will be paid to the remaining Senior Certificates until they are retired (as described in the Prospectus Supplement).

                               On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all the Senior Certificates and the Subordinate Certificates will be entitled to receive payments of principal in the following order of priority from principal funds related to all of the Mortgage Loans: (i) first, concurrently and pro rata based on the related principal distribution amount to be paid to such class, to (a) the Class 1-A Certificates (as described below under "Class 1-A Principal Distributions" below) and (b) the Class 2-A Certificates (as described below under "Class 2-A Principal Distributions" below), such that the Senior Certificates in the aggregate will have 33.80% Subordination, (ii) second, to the Class M-1 Certificates such that the Class M-1 Certificates will have 27.80% Subordination,
                               (iii) third, to the Class M-2 Certificates such that the Class M-2 Certificates will have 22.80% Subordination, (iv) fourth, to the Class M-3 Certificates such that the Class M-3 Certificates will have 19.30% Subordination,
                               (v) fifth, to the Class M-4 Certificates such that the Class M-4 Certificates will have 16.80% Subordination, (vi) sixth, to the Class M-5 Certificates such that the Class M-5 Certificates will have 13.80% Subordination,
                               (vii) seventh, to the Class M-6 Certificates such that the Class M-6 Certificates will have 11.80% Subordination, (viii) eighth, to the Class M-7 Certificates, such that the Class M-7 Certificates will have 9.80% Subordination,
                               (ix) ninth, to the Class M-8 Certificates such that the Class M-8 Certificates will have 7.80% Subordination and (x) tenth, to the Class B Certificates such that the Class B Certificates will have 5.80% Subordination; provided, however, that the subordination for each class or classes will be subject to the O/C Floor for the related Loan Group or Loan Groups.

                               As described in the prospectus supplement, under certain circumstances principal or interest from one Loan Group may be used to pay the Senior Certificates related to the other Loan Group.

Class 1-A
Principal Distributions:       Principal distributed on the Class 1-A
                               Certificates will be applied pro rata, based on the certificate principal balance's thereof, to the Class 1-A-1 Certificates and the Class
                               1-A-2 Certificates, in each case until the certificate principal balance thereof is reduced to zero.

Class 2-A
Principal Distributions:       Principal distributed on the Class 2-A
                               Certificates will be applied in the following order of priority:

                                  1.  to the Class 2-A-1 Certificates, until
                                      the certificate principal balance
                                      thereof is reduced to zero,
                                  2.  any remainder, pro rata, (1) to the
                                      Class 2-A-4 Certificates until the
                                      certificate principal balance thereof is reduced to zero, and (2) sequentially, to the Class 2-A-2 and Class 2-A-3 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.

                               Provided, however, that if (i) the aggregate certificate principal balance of the Senior Certificates is greater than the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool and (ii) the aggregate certificate principal balance of the Class 2-A Certificates is greater than the principal balance of the Mortgage Loans in Loan Group 2, the distributions on the Class 2-A Certificates will be made pro rata based on the certificate principal balances of the Class 2-A Certificates.

Discount Margin Tables, Corridor Contracts Schedule, Available Funds Schedules
                       and Collateral Tables to Follow


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2004-6
 A Countrywide Capital Markets Company
-----------------------------------------------------------------------------


                                Discount Margin Tables (%) (1)

           Class 1-A-1(To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.27%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   27         27         27         27         27
           ===================================================================================
            WAL (yr)                      5.41       3.84       2.98       2.41       1.99
            MDUR (yr)                     5.10       3.70       2.90       2.36       1.96
            First Prin Pay               Jul04      Jul04      Jul04      Jul04      Jul04
            Last Prin Pay                Dec18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class 1-A-1(To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.27%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   28         29         29         29         29
           ===================================================================================
            WAL (yr)                      5.78       4.15       3.22       2.60       2.14
            MDUR (yr)                     5.39       3.95       3.11       2.53       2.10
            First Prin Pay               Jul04      Jul04      Jul04      Jul04      Jul04
            Last Prin Pay                Aug31      Aug26      Dec21      Jul18      Jan16
           -----------------------------------------------------------------------------------


           Class 1-A-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.37%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   37         37         37         37         37
           ===================================================================================
            WAL (yr)                      5.41       3.84       2.98       2.41       1.99
            MDUR (yr)                     5.08       3.68       2.90       2.36       1.96
            First Prin Pay               Jul04      Jul04      Jul04      Jul04      Jul04
            Last Prin Pay                Dec18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class 1-A-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.37%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   39         39         39         39         39
           ===================================================================================
            WAL (yr)                      5.78       4.15       3.22       2.60       2.14
            MDUR (yr)                     5.36       3.94       3.10       2.53       2.10
            First Prin Pay               Jul04      Jul04      Jul04      Jul04      Jul04
            Last Prin Pay                Aug31      Aug26      Dec21      Jul18      Jan16
           -----------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2004-6
 A Countrywide Capital Markets Company
-----------------------------------------------------------------------------


           Class 2-A-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.18%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   18         18         18         18         18
           ===================================================================================
            WAL (yr)                      1.74       1.37       1.13       0.96       0.85
            MDUR (yr)                     1.72       1.36       1.12       0.96       0.85
            First Prin Pay               Jul04      Jul04      Jul04      Jul04      Jul04
            Last Prin Pay                Jun07      Oct06      Jun06      Feb06      Dec05
           -----------------------------------------------------------------------------------

           Class 2-A-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.18%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   18         18         18         18         18
           ===================================================================================
            WAL (yr)                      1.74       1.37       1.13       0.96       0.85
            MDUR (yr)                     1.72       1.36       1.12       0.96       0.85
            First Prin Pay               Jul04      Jul04      Jul04      Jul04      Jul04
            Last Prin Pay                Jun07      Oct06      Jun06      Feb06      Dec05
           -----------------------------------------------------------------------------------

           Class 2-A-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.30%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   30         30         30         30         30
           ===================================================================================
            WAL (yr)                      5.88       4.12       3.20       2.56       2.14
            MDUR (yr)                     5.61       4.00       3.13       2.52       2.12
            First Prin Pay               Jun07      Oct06      Jun06      Feb06      Dec05
            Last Prin Pay                Sep15      Apr12      May10      Feb09      Apr07
           -----------------------------------------------------------------------------------

           Class 2-A-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.30%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   30         30         30         30         30
           ===================================================================================
            WAL (yr)                      5.88       4.12       3.20       2.56       2.14
            MDUR (yr)                     5.61       4.00       3.13       2.52       2.12
            First Prin Pay               Jun07      Oct06      Jun06      Feb06      Dec05
            Last Prin Pay                Sep15      Apr12      May10      Feb09      Apr07
           -----------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2004-6
 A Countrywide Capital Markets Company
-----------------------------------------------------------------------------


           Class 2-A-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.50%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   50         50         50         50         50
           ===================================================================================
            WAL (yr)                     13.72       9.55       7.18       5.67       4.36
            MDUR (yr)                    12.23       8.83       6.78       5.43       4.21
            First Prin Pay               Sep15      Apr12      May10      Feb09      Apr07
            Last Prin Pay                Dec18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class 2-A-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.50%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   57         58         59         59         60
           ===================================================================================
            WAL (yr)                     16.32      11.73       8.92       7.07       5.50
            MDUR (yr)                    14.14      10.57       8.25       6.64       5.24
            First Prin Pay               Sep15      Apr12      May10      Feb09      Apr07
            Last Prin Pay                Jul31      Jul26      Nov21      Jul18      Feb16
           -----------------------------------------------------------------------------------

           Class 2-A-4 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.32%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   32         32         32         32         32
           ===================================================================================
            WAL (yr)                      7.64       5.34       4.09       3.26       2.64
            MDUR (yr)                     7.13       5.10       3.96       3.18       2.60
            First Prin Pay               Jun07      Oct06      Jun06      Feb06      Dec05
            Last Prin Pay                Dec18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class 2-A-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.32%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   34         34         34         35         35
           ===================================================================================
            WAL (yr)                      8.22       5.83       4.48       3.57       2.90
            MDUR (yr)                     7.58       5.51       4.30       3.46       2.83
            First Prin Pay               Jun07      Oct06      Jun06      Feb06      Dec05
            Last Prin Pay                Jul31      Jul26      Nov21      Jul18      Feb16
           -----------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2004-6
 A Countrywide Capital Markets Company
-----------------------------------------------------------------------------


           Class M-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.55%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   55         55         55         55         55
           ===================================================================================
            WAL (yr)                      9.70       6.74       5.14       4.40       4.30
            MDUR (yr)                     8.86       6.33       4.91       4.24       4.16
            First Prin Pay               May09      Dec07      Aug07      Dec07      May08
            Last Prin Pay                Dec18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class M-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.55%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   57         57         57         57         57
           ===================================================================================
            WAL (yr)                     10.57       7.44       5.68       4.83       4.65
            MDUR (yr)                     9.49       6.89       5.37       4.63       4.48
            First Prin Pay               May09      Dec07      Aug07      Dec07      May08
            Last Prin Pay                May28      Jun22      Apr18      Jul15      Jul13
           -----------------------------------------------------------------------------------

           Class M-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.60%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   60         60         60         60         60
           ===================================================================================
            WAL (yr)                      9.70       6.74       5.12       4.33       4.08
            MDUR (yr)                     8.83       6.32       4.89       4.18       3.95
            First Prin Pay               May09      Dec07      Aug07      Nov07      Feb08
            Last Prin Pay                Dec18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class M-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.60%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   62         62         62         62         62
           ===================================================================================
            WAL (yr)                     10.54       7.41       5.65       4.75       4.42
            MDUR (yr)                     9.44       6.86       5.33       4.54       4.25
            First Prin Pay               May09      Dec07      Aug07      Nov07      Feb08
            Last Prin Pay                Jul27      Sep21      Sep17      Dec14      Jan13
           -----------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2004-6
 A Countrywide Capital Markets Company
-----------------------------------------------------------------------------


           Class M-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.65%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   65         65         65         65         65
           ===================================================================================
            WAL (yr)                      9.70       6.74       5.12       4.29       3.96
            MDUR (yr)                     8.81       6.30       4.88       4.13       3.83
            First Prin Pay               May09      Dec07      Aug07      Oct07      Dec07
            Last Prin Pay                Dec18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class M-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.65%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   67         67         68         67         67
           ===================================================================================
            WAL (yr)                     10.51       7.38       5.62       4.68       4.28
            MDUR (yr)                     9.39       6.82       5.30       4.47       4.12
            First Prin Pay               May09      Dec07      Aug07      Oct07      Dec07
            Last Prin Pay                Sep26      Nov20      Jan17      Jun14      Aug12
           -----------------------------------------------------------------------------------

           Class M-4 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   1.15%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  115        115        115        115        115
           ===================================================================================
            WAL (yr)                      9.70       6.74       5.12       4.27       3.89
            MDUR (yr)                     8.56       6.18       4.80       4.06       3.72
            First Prin Pay               May09      Dec07      Jul07      Sep07      Nov07
            Last Prin Pay                Dec18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class M-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   1.15%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  118        119        119        119        119
           ===================================================================================
            WAL (yr)                     10.47       7.34       5.60       4.64       4.19
            MDUR (yr)                     9.08       6.64       5.19       4.37       3.98
            First Prin Pay               May09      Dec07      Jul07      Sep07      Nov07
            Last Prin Pay                Dec25      Mar20      Jun16      Dec13      Mar12
           -----------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2004-6
 A Countrywide Capital Markets Company
-----------------------------------------------------------------------------



           Class M-5 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   1.30%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  130        130        130        130        130
           ===================================================================================
            WAL (yr)                      9.70       6.74       5.11       4.25       3.83
            MDUR (yr)                     8.49       6.14       4.77       4.02       3.65
            First Prin Pay               May09      Dec07      Jul07      Sep07      Oct07
            Last Prin Pay                Dec18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class M-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   1.30%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  133        134        134        134        134
           ===================================================================================
            WAL (yr)                     10.42       7.30       5.55       4.59       4.11
            MDUR (yr)                     8.97       6.56       5.12       4.31       3.90
            First Prin Pay               May09      Dec07      Jul07      Sep07      Oct07
            Last Prin Pay                Apr25      Aug19      Jan16      Aug13      Dec11
           -----------------------------------------------------------------------------------

           Class M-6 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   1.50%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  150        150        150        150        150
           ===================================================================================
            WAL (yr)                      9.70       6.74       5.11       4.24       3.80
            MDUR (yr)                     8.39       6.09       4.74       3.99       3.60
            First Prin Pay               May09      Dec07      Jul07      Aug07      Oct07
            Last Prin Pay                Dec18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class M-6 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   1.50%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  153        154        155        155        154
           ===================================================================================
            WAL (yr)                     10.36       7.25       5.51       4.55       4.05
            MDUR (yr)                     8.82       6.47       5.05       4.25       3.82
            First Prin Pay               May09      Dec07      Jul07      Aug07      Oct07
            Last Prin Pay                May24      Oct18      May15      Jan13      Jun11
           -----------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2004-6
 A Countrywide Capital Markets Company
-----------------------------------------------------------------------------


           Class M-7 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   2.00%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  200        200        200        200        200
           ===================================================================================
            WAL (yr)                      9.70       6.74       5.11       4.22       3.76
            MDUR (yr)                     8.16       5.96       4.66       3.92       3.53
            First Prin Pay               May09      Dec07      Jul07      Aug07      Sep07
            Last Prin Pay                Dec18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class M-7 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   2.00%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  204        205        205        205        205
           ===================================================================================
            WAL (yr)                     10.28       7.19       5.46       4.49       3.98
            MDUR (yr)                     8.52       6.28       4.93       4.14       3.71
            First Prin Pay               May09      Dec07      Jul07      Aug07      Sep07
            Last Prin Pay                Jul23      Feb18      Nov14      Aug12      Feb11
           -----------------------------------------------------------------------------------

           Class M-8 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   2.50%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  250        250        250        250        250
           ===================================================================================
            WAL (yr)                      9.70       6.74       5.11       4.22       3.74
            MDUR (yr)                     7.94       5.85       4.59       3.86       3.47
            First Prin Pay               May09      Dec07      Jul07      Aug07      Aug07
            Last Prin Pay                Dec18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class M-8 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   2.50%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  254        255        255        255        255
           ===================================================================================
            WAL (yr)                     10.17       7.10       5.39       4.43       3.92
            MDUR (yr)                     8.21       6.09       4.80       4.03       3.61
            First Prin Pay               May09      Dec07      Jul07      Aug07      Aug07
            Last Prin Pay                Aug22      May17      Mar14      Mar12      Oct10
           -----------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO OMITTED] Countrywide(R)                       Computational Materials for
-----------------------------            Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                           Series 2004-6
 A Countrywide Capital Markets Company
-----------------------------------------------------------------------------


           Class B (To Call)
           -----------------------------------------------------------------------------------
                Margin                   3.00%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 89.26                   447        497        550        596        631
           ===================================================================================
            WAL (yr)                      9.70       6.74       5.11       4.20       3.71
            MDUR (yr)                     7.45       5.54       4.37       3.69       3.31
            First Prin Pay               May09      Dec07      Jul07      Jul07      Aug07
            Last Prin Pay                Dec18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------

           Class B (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   3.00%
           -----------------------------------------------------------------------------------
           Percent of Pricing             50%        75%        100%       125        150%
           Prepayment Speed

           ===================================================================================
             DM @ 89.26                   447        496        548        593        627
           ===================================================================================
            WAL (yr)                      9.99       6.96       5.28       4.33       3.81
            MDUR (yr)                     7.58       5.66       4.47       3.77       3.38
            First Prin Pay               May09      Dec07      Jul07      Jul07      Aug07
            Last Prin Pay                May21      Jun16      Jun13      Jul11      Apr10
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement